UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) April 19, 2023

AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code(954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 19, 2023, AutoNation, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following five proposals and cast their votes as set forth below.

Proposal 1
The eight director nominees were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Rick L. Burdick	39,808,716	1,373,708	43,480	2,362,388
David B. Edelson	40,211,721	970,813	43,370	2,362,388
Robert R. Grusky	39,510,203	1,671,957	43,744	2,362,388
Norman K. Jenkins	40,709,244	445,217	71,443	2,362,388
Lisa Lutoff-Perlo	40,204,347	950,293	71,264	2,362,388
Michael Manley	40,530,181	643,502	52,221	2,362,388
G. Mike Mikan	40,248,777	934,142	42,985	2,362,388
Jacqueline A. Travisano	37,709,779	3,471,786	44,339	2,362,388

Proposal 2
The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2023 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
42,783,643	759,472	45,177	N/A

Proposal 3

The proposal to approve, on an advisory basis, the resolution on executive compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
40,559,838	587,894	78,172	2,362,388

Proposal 4

The option “1 Year” received the most votes as the preferred frequency for future advisory votes on executive compensation (“Proposal 4”). Proposal 4 received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
29,925,641	62,578	11,104,698	132,987	2,362,388

In line with the recommendation of the Company’s stockholders, the Company’s Board of Directors has determined that the Company will include an advisory vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of the advisory vote on executive compensation.

Proposal 5
The stockholder proposal regarding stockholder ratification of severance arrangements was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
1,848,469	39,270,455	106,980	2,362,388

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	April 20, 2023	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary